UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – December 31, 2007

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906
State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York		11545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The First of Long Island Corporation (the “Corporation”) entered into an employment agreement with Sallyanne K. Ballweg effective December 31, 2007 setting forth the terms of her employment in the capacity of Senior Executive Vice President of The First National Bank of Long Island (the “Bank”), a wholly-owned subsidiary of the Corporation, and such other senior executive title or titles of the Corporation or the Bank as may from time to time be determined by the Board of Directors of the Corporation and the Bank.

Item 9.01. Exhibit

Exhibit 10.12 - Employment Agreement between the Registrant and Sallyanne K. Ballweg

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: December 31, 2007

By: /s/ Mark D. Curtis

Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)